Exhibit 99.1

SEACOAST BANKING CORPORATION OF FLORIDA IMPLEMENTS CEO SUCCESSION PLAN

~ Charles Shaffer promoted to chief executive officer ~

STUART, Fla., January 4, 2021 -- Seacoast Banking Corporation of Florida (NASDAQ: SBCF), one of the largest community banks based in Florida, today announced that it has implemented the succession plan previously disclosed in June 2020. Charles “Chuck” Shaffer, the Company’s former president and chief operating officer (COO), has been promoted to chief executive officer (CEO) and elected to the Company’s board of directors. Former chairman and CEO Dennis “Denny” Hudson III has assumed the position of executive chairman of the board of directors.

“This transition marks the completion of a careful and methodical plan that has been in the works for some time,” Hudson said. “During the past several years, Chuck has demonstrated through his excellent execution of our balanced growth strategy that he is the right person to lead Seacoast. He has been instrumental in positioning Seacoast for what we believe will be a vibrant future.”

Shaffer served as president and COO since June 2020 and as COO and chief financial officer (CFO) since May 2019. Previously, he served as executive vice president and CFO since January 2017. Before that, Shaffer led the Company’s community banking group from October 2013 to January 2017, and as senior vice president and controller from December 2005 through September 2013.

As a key driver of the Company’s growth strategy, Shaffer has been instrumental in influencing Seacoast’s retail, commercial banking, wealth, digital, and non-branch distribution strategies, as well as designing and working across the organization at all levels to deliver peer-leading earnings performance.

“I am honored to be entrusted to serve as CEO,” Shaffer said. “I have had the extraordinary opportunity to work with Denny, our management team, and our board of directors on a thoughtful strategy to create value for our shareholders and customers by focusing on relationship banking, appropriate risk and credit posture, and innovation. I’ve also been fortunate to witness the tremendous positive impact the Company has in the communities it serves, and I look forward to continuing this effort in the years ahead.”

Shaffer, a native of Florida, holds a bachelor of science degree in finance from Florida State University, a bachelor of arts degree in accounting from Florida Atlantic University, and a master of business administration with a finance specialization from the University of Central Florida, and he is a graduate of the advanced management program at the University of Pennsylvania Wharton School of Business. He is a certified public accountant (CPA) licensed in Florida.

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About Seacoast Banking Corporation of Florida (NASDAQ: SBCF)
Seacoast Banking Corporation of Florida is one of the largest community banks headquartered in Florida, with approximately $8.3 billion in assets and $6.9 billion in deposits as of September 30, 2020. The Company provides integrated financial services, including commercial and retail banking, wealth management, and mortgage services to customers through advanced banking solutions and 51 traditional branches of its locally-branded, wholly-owned subsidiary bank, Seacoast Bank. Offices stretch from Fort Lauderdale, Boca Raton, and West Palm Beach north through the Daytona Beach area, into Orlando and Central Florida and the adjacent Tampa market, and west to Okeechobee and surrounding counties. More information about the Company is available at www.SeacoastBanking.com.
Cautionary Notice Regarding Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning, and protections, of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about future financial and operating results, as well as statements with respect to Seacoast's leadership team and board of directors, objectives, strategic plans, expectations and intentions and other statements that are not historical facts, any of which may be impacted by the COVID-19 pandemic and related effects on the U.S. economy. Actual results may differ from those set forth in the forward-looking statements.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates and intentions about future performance and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements.

All statements other than statements of historical fact could be forward-looking statements. You can identify these forward-looking statements through our use of words such as "may", "will", "anticipate", "assume", "should", "support", "indicate", "would", "believe", "contemplate", "expect", "estimate", "continue", "further", "plan", "point to", "project", "could", "intend", "target" or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic and market conditions, including seasonality and the adverse impact of COVID-19 (economic and otherwise); governmental monetary and fiscal policies, including interest rate policies of the Board of Governors of the Federal Reserve, as well as legislative, tax and regulatory changes; changes in accounting policies, rules and practices, including the impact of the adoption of CECL; the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest sensitive assets and liabilities; interest rate risks, sensitivities and the shape of the yield curve; uncertainty related to the impact of LIBOR calculations on securities and loans; changes in borrower credit risks and payment behaviors; changes in the availability and cost of credit and capital in the financial markets; changes in the prices, values and sales volumes of residential and commercial real estate; our ability to comply with any regulatory requirements; the effects of problems encountered by other financial institutions that adversely affect us or the banking industry; our concentration in commercial real estate loans; the failure of assumptions and estimates, as well as differences in, and changes to, economic, market and credit conditions; the impact on the valuation of our investments due to market volatility or counterparty payment risk; statutory and regulatory dividend restrictions; increases in regulatory capital requirements for banking organizations generally; the risks of mergers, acquisitions and divestitures, including our ability to continue to identify acquisition targets and successfully acquire desirable financial institutions; changes in technology or products that may be more difficult, costly, or less effective than anticipated; our ability to identify and address increased cybersecurity risks; inability of our risk management framework to manage risks associated with our business; dependence on key suppliers or vendors to obtain equipment or services for our business on acceptable terms; reduction in or the termination of our ability to use the mobile-based platform that is critical to our business growth strategy; the effects of war or other conflicts, acts of terrorism, natural disasters, health emergencies, epidemics or pandemics, or other catastrophic events that may affect general economic conditions; unexpected outcomes of and the costs associated with, existing or new litigation involving us; our ability to maintain adequate internal controls over financial reporting; potential claims, damages, penalties, fines and reputational damage resulting from pending or future litigation, regulatory proceedings and enforcement actions; the risks that our deferred tax assets could be reduced if estimates of future taxable income from our operations and tax planning strategies are less than currently estimated and sales of our capital stock could trigger a reduction in the amount of net operating loss carryforwards that we may be able to utilize for income tax purposes; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and the failure of assumptions underlying the establishment of reserves for possible loan losses.

Given the many unknowns and risks being heavily weighted to the downside, our forward-looking statements are subject to the risk that conditions will be substantially different than we are currently expecting. If efforts to contain COVID-19 are unsuccessful and restrictions on movement continue, the recession would be much longer and much more severe. Ineffective fiscal stimulus, or an extended delay in implementing it, are also major downside risks. The deeper the recession is, and the longer it lasts, the more it will damage consumer fundamentals and sentiment. This could both prolong the recession, and/or make any recovery weaker. Similarly, the recession could damage business fundamentals. And an extended global recession due to COVID-19 would weaken the U.S. recovery. As a result, the outbreak and its consequences, including responsive measures to manage it, have had and are likely to continue to have an adverse effect, possibly materially, on our business and financial performance by adversely affecting, possibly materially, the demand and profitability of our products and services, the valuation of assets and our ability to meet the needs of our customers.

All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2019 and our quarterly report on Form 10-Q for the quarter ended September 30, 2020, under "Special Cautionary Notice Regarding Forward-looking Statements" and "Risk Factors", and otherwise in our SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC's Internet website at www.sec.gov.

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CONTACT:
Rafael Brazon-Di Fatta
rafael@sachsmedia.com
(786) 567-2791